UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 26, 2005
                                                 -------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    000-17962                  43-1461763
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)            Identification No.)


    4551 W. 107th Street, Overland Park, Kansas                        66207
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      (Address of principal executive offices)                       (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

         On October 26, 2005, Applebee's International, Inc. (the "Company") entered into Amendment No. 2 (the "Amendment") to the 5-year Revolving Credit Agreement, as amended (the "Credit Facility") dated as of December 3, 2004, by and among the Company, JPMorgan Chase Bank, N.A. as Swing Line Lender, LC Issuer and Administrative Agent and certain other financial institutions as lenders. The Amendment increases the aggregate revolving credit commitment available under the Credit Facility from $200,000,000 to $250,000,000 and provides for an additional $75,000,000 of revolving credit upon satisfaction of the conditions set forth in the Credit Facility. After giving effect to the Amendment, as of October 26, 2005, the Company had borrowings of $149.4 million and approximately $91.2 million available under the Credit Facility.

         The Amendment is incorporated by reference herein and attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The information set forth above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

         (c)    Exhibits

         10.1 Amendment No. 2 dated as of October 26, 2005 to 5-Year Revolving Credit Agreement dated as of December 3, 2004, by and among Applebee's International, Inc., JPMorgan Chase Bank, N.A. as Swing Line Lender, LC Issuer and Administrative Agent and certain other parties thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 27, 2005

                                       APPLEBEE'S INTERNATIONAL, INC.


                                       By: /s/ Steven K. Lumpkin
                                          --------------------------------------
                                          Steven K. Lumpkin
                                          Executive Vice President and
                                          Chief Financial Officer

                                  Exhibit Index

Exhibit
Number             Description
-------            -----------

10.1 Amendment No. 2 dated as of October 26, 2005 to 5-Year Revolving Credit Agreement dated as of December 3, 2004, by and among Applebee's International, Inc., JPMorgan Chase Bank, N.A. as Swing Line Lender, LC Issuer and Administrative Agent and certain other parties thereto.